UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 19, 2003

Date of Report (Date of earliest event reported)

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22167	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 College Boulevard, Suite 300

Leawood, Kansas 66211

(Address of principal executive offices)

(913) 327-4200

(Registrant’s telephone number, including area code)

This Form 8-K/A amends the Form 8-K filed by Euronet Worldwide, Inc. (“Euronet”) on March 6, 2003 to add information pursuant to Item 7(a) – Financial Information and Item 7(b) – Pro Forma Financial Information.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of e-pay, Limited required by this item are attached as Exhibit 99.1.

(b) Pro Forma Financial Information

The accompanying pro forma consolidated financial statements are attached as Exhibit 99.2 and give effect to the sale of Euronet’s U.K. subsidiary (“Euronet UK”), which occurred on January 17, 2003, and the acquisition of e-pay Limited, which occurred on February 19, 2003 (the “Transactions”). The sale of Euronet UK is more fully described in Euronet’s Form 8-K filed on February 3, 2003. The acquisition of e-pay Limited is more fully described in Item 2 of Euronet’s Form 8-K filed on March 6, 2003.

Simultaneous with the sale of Euronet UK, Euronet and the buyer signed an ATM and Gateway Services Agreement (the “Services Agreement”) under which Euronet will provide ATM operating, monitoring, and transaction processing services (the “ATM Services”) to the buyer through December 31, 2007. The services to be provided by Euronet are substantially identical to existing services being provided by Euronet to Euronet UK prior to the sale of Euronet UK. Management has allocated $4.5 million of the total sale proceeds of $29.6 million to the Services Agreement. This amount will be accrued to revenues on a straight-line basis over the five-year contract term beginning January 1, 2003. This allocation was made with reference to the agreed recurring fees under the Services Agreement and the estimated fair market value on a per ATM basis of the services to be provided under the Services Agreement.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2002 gives effect to the Transactions as if they had occurred on December 31, 2002.

The accompanying unaudited pro forma condensed consolidated statement of operations for the 12 months ended December 31, 2002 gives effect to the Transactions as if they had occurred on January 1, 2002. The estimated recurring revenues and related costs of the Services Agreement signed in connection with the sale of Euronet UK are included and were estimated based on existing contracts with similar terms and conditions with unrelated parties. The non-recurring one-time gain associated with the sale of Euronet UK is not included.

The unaudited pro forma condensed consolidated balance sheet and statements of operations should be read in conjunction with Euronet’s Form 8-K filed on February 3, 2003, and historical financial statements and management’s discussion and analysis of financial condition and results of operations in its annual report on Form 10-K. The unaudited pro forma financial information is presented for comparative purposes only and is not intended to be indicative of the results of continuing operations or financial position that would have been achieved had the Transactions been consummated as of the dates indicated above, nor do they purport to indicate results which may be attained in the future.

(c) Exhibits

Exhibit 23	Consent of PricewaterhouseCoopers LLP, Independent Public Accountant

Exhibit 99.1	Financial Statements of e-pay Limited

Exhibit 99.2	Pro Forma Unaudited Condensed Consolidated Financial Statements of Euronet Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

/s/ Rick L. Weller

Chief Financial Officer

Date: May 2, 2003

Exhibit Index

Exhibit Number	Description

Exhibit 23	Consent of PricewaterhouseCoopers LLP, Independent Public Accountant
Exhibit 99.1	Financial Statements of e-pay Limited
Exhibit 99.2	Pro Forma Unaudited Condensed Consolidated Financial Statements of Euronet Worldwide, Inc.